EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Salil Dhaumya, Principal Financial and Accounting Officer of Mexoro Mineral Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended November 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 14, 2010

/S/ Salil Dhaumya Salil Dhaumya Title: Chief Financial Officer